*** Execution Version

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (this "Agreement"), dated as of March 4, 2008, by and among SEAWAY VALLEY CAPITAL CORPORATION, a Delaware corporation (the "Company"), and YA GLOBAL INVESTMENTS, L.P. (the "Buyer").

                                   WITNESSETH

     WHEREAS, pursuant to that certain Assignment Agreements (the "Assignment Agreement") dated the date hereof the Buyer purchased from Community Bank, N.A. (the "Bank") the following loans (i) Mortgage, dated February 14, 2006, between Patrick Hackett Hardware Company ("Hackett") and the Bank in the original amount of $380,000, and the promissory note and assignment of rents entered in connection therewith (the "Ogdenberg Mortgage"), (ii) Mortgage, dated November 6, 2001, between Hackett and the Bank in the original amount of $150,000 and the promissory note and assignment of rents entered in connection therewith (the "Canton Mortgage"), (iii) the Commercial Promissory Note (No. C-06-03-008249), dated April 5, 2006, between Hackett and the Bank in the original amount of $250,000 (the "April Note"), (iv) the Commercial Promissory Note (No. C-06-09-017697), dated September 1, 2006, between Hackett and the Bank in the original amount of $1,000,000 (the "September Note"), and (v) the Commercial Line of Credit Agreement and Note (No. C-06-03-008243), dated April 5, 2006, between Hackett and the Bank in the amount of $950,000 (the "April Line of Credit" and together with the Ogdenberg Mortgage, the Canton Mortgage, the April Note and the September Note, the "Loans" and each a "Loan);

     WHEREAS, total aggregate balance of the Loans (including principal, interest, and costs) is $2,249,073.08;

     WHEREAS, pursuant to the terms hereof, the parties desire to exchange the Loans for a secured convertible debenture in the form of Exhibit A attached hereto in the aggregate principal amount equal to $2,249,073.08 (the "Debenture"), which Debenture shall be convertible into common stock, par value $0001, per share of the Company ("Common Stock", and as converted the "Conversion Shares");

     WHEREAS,   contemporaneously  with  the  execution  and  delivery  of  this
Agreement, the parties hereto are executing and delivering Irrevocable Transfer Agent Instructions (the "Irrevocable Transfer Agent Instructions");

     WHEREAS, the Company was formerly known as Directview, Inc.;

     WHEREAS, the Buyer was formerly known as Cornell Capital Partners, LP;

     WHEREAS, pursuant to the Securities Purchased Agreement, dated as of March 23, 2006, by and among the Company, the Buyer and Highgate House Funds, Ltd., the Buyer purchased Secured Convertible Debenture (No. CCP-1) in the original principal amount of One Hundred Fifty Thousand Dollars ($150,000) ("Debenture CCP-1");

     WHEREAS, pursuant to the Securities Purchase Agreement (the "2007 SPA"), dated as of November 30, 2007, by and among the Company and the Buyer, the Buyer purchased Secured Convertible Debenture (No. SWVC-5-1) in the Original Principal Amount of Three Hundred Seventy Five Thousand Dollars ($375,000) which was subsequently amended and restated as Amended and Restated Secured Convertible Debenture (No. SWVC-5-1/A) ("Debenture 5-1/A");

     WHEREAS, pursuant to the 2007 SPA, the Buyer purchased Secured Convertible Debenture (No. SWVC-5-2) in the original principal amount of One Hundred Seventy Five Thousand Dollars ($175,000) ("Debenture 5-2" and together with Debenture 5-1/A, and Debenture CCP-1, the "Amended Debentures"); and

     WHEREAS, the parties hereto desire to amend the terms of the Amended Debentures.

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

1. ISSUANCE OF SECURITIES.

     (a) Exchange of Loans. Pursuant to the terms and conditions of this Agreement, contemporaneously with the execution and delivery of this Agreement, (i) the Buyer shall exchange the instruments evidencing the Loans for the Debenture for no consideration. Upon surrender, the instruments evidence the Loans shall be retired by the Company and the outstanding balances shall hereinafter be evidenced by the Debenture.

     (b) Warrants. Pursuant to the terms and conditions of this Agreement, contemporaneously with the execution and delivery of this Agreement, the Company shall issue to the Buyer a warrant in the form attached hereto as Exhibit B (the "Warrant") exercisable to purchase additional shares of Common Stock (the "Warrants Shares") on a cashless basis.

     (c)  Fees and Expenses.

          (i) Pursuant to the terms and conditions of this Agreement, within 3 business days of the execution and delivery of this Agreement, the Company shall place into escrow $185,000 (collectively, the "Monitoring Fees," and as deposited into escrow, the "Escrow Funds") which shall be used to compensate Yorkville Advisors LLC ("Investment Manager") for monitoring and managing the investment made by Buyer described herein, pursuant to the Investment Manager's existing advisory obligations to Buyer. The Company, Investment Manager, and Buyer shall enter into an Escrow Agreement of even date herewith in the form attached hereto as Exhibit D (the "Escrow Agreement") appointing an escrow agent (the "Escrow Agent") to hold the Escrow Funds and to periodically disburse portions of such Escrow Funds to the Investment Manager from escrow in accordance with the terms of the Escrow Agreement. The Investment Manager shall periodically receive portions of the Escrow Funds in accordance with the Escrow Agreement until either: (1) the Escrow Funds shall have been fully disbursed pursuant the Escrow Agreement or (2) the Securities (as defined below) shall have been Fully Retired. "Fully Retired" shall mean that the Buyer shall have fully disposed of all the Securities (as defined below) issued or issuable hereunder, shall no longer have any investment in, or ownership of, any of the Securities (as defined below), all amounts owed to Buyer under the Transaction Documents shall have been paid, and the Transaction Documents shall have been terminated. When the Securities (as defined below) are Fully Retired, the remaining Escrow Funds shall be returned to the Company or otherwise disbursed in accordance with the Escrow Agreement.

          (ii) Pursuant to the terms and conditions of this Agreement, within 3 business days of the execution and delivery of this Agreement, the Company shall pay a structuring and due diligence fee (the "Structuring and Due Diligence Fee") to the Investment Manager of Seventy Five Thousand Dollars ($75,000).

2. AMENDMENT OF AMENDED DEBENTURES. Pursuant to the terms and conditions of this Agreement, contemporaneously with the execution and delivery of this Agreement, the Company will amend each of the Amended Debentures by executing an amendment (the "Amendments") in substantially the form attached hereto as Exhibit C for each such Amended Debenture.

3. HOLDING PERIOD, TACKING, AND LEGAL OPINION. The Company represents, warrants and agrees that for the purposes of Rule 144, the Company acknowledges and agrees that the holding period of the Debenture issued hereunder (including the corresponding Conversion Shares) will include the holding period of the Loans from November 7, 2007, the date that the Company guarantied the obligations under the Loans. The Company agrees not to take a position contrary to this Section 3. At the Closing, counsel to the Company shall provide an opinion in a form reasonably satisfactory to the Buyer to the forgoing. Assuming (A) no change in facts and circumstances and no contrary law or any rule, regulation or instruction of or from the Commission, (B) that the Buyer is not, at any relevant time, an "affiliate" of the Company as defined in Securities Act Rule 144(a)(1), and
     (C) that the Buyer provides a written representation to the Company and its counsel that it is not an affiliate of the Company and has not been an affiliate of the Company during the preceding 3 months, as well as other representations customarily given in connection with the removal of restrictive legends under Rule 144, the Company will rely upon the opinion provided to it by counsel to the Company contemporaneous with consummation of the transactions contemplated hereby, that the holding period for the Debenture issued to the Buyer (and the corresponding Conversion Shares issuable thereunder) in exchange for the Loans will include the holding period for such surrendered Loans from November 7, 2007. The Company acknowledges and understands that the representations and agreements of the Company in this Section 3 is a material inducement to the Buyer's decision to consummate the transaction contemplated herein.

4.   BUYER'S REPRESENTATIONS AND WARRANTIES.

         Each Buyer represents and warrants, severally and not jointly, that:

     (a) Investment Purpose. The Buyer is acquiring the Debenture and the underlying Conversion Shares, the Warrant, and the underlying Warrant Shares (collectively, the "Securities") for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

     (b) Accredited Investor Status. The Buyer is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act of 1933 (the "Securities Act").

     (c) Transfer or Resale. The Buyer understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder,
          (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) the Buyer provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144 in each case following the applicable holding period set forth therein; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     (d) Legends. The Buyer agrees to the imprinting, so long as is required by this Section 4(d), of a restrictive legend in substantially the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

          Certificates evidencing the Conversion Shares or Warrant Shares shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such security pursuant to Rule 144, (iii) if such Conversion Shares or Warrant Shares are eligible for sale without any restrictions under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Buyer, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4(d) is predicated upon the Company's reliance that the Buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

     (e) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to the Buyer (in addition to those set forth in Section 3 hereof):

     (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any liens, and all the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

     (b) Organization and Qualification. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification..

     (c) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Debentures, the Warrants, the Irrevocable Transfer Agent Instructions, the Amendments and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively the "Transaction Documents") and to issue the Securities and amend the Amended Debentures in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction
          Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, the reservation for issuance and the issuance of the Conversion Shares, and the reservation for issuance and the issuance of the Warrant Shares, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     (d) Issuance of Securities. The issuance of the Debentures and Warrants is duly authorized and the Debentures and Warrants are free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. Upon conversion in accordance with the terms of the Debenture or exercise in accordance with the Warrants, as the case may be, the Conversion Shares and Warrant Shares, respectively, when issued will be validly issued, fully paid and nonassessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. The Company has reserved from its duly authorized capital stock the appropriate number of shares of Common Stock as set forth in this Agreement.

     (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities and reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries or
          (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the National Association of Securities Dealers Inc.'s OTC Bulletin Board) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

     (f) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents") on timely basis or has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. The Company has delivered to the Buyers or their representatives, or made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(i) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made and not misleading.

     (g) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

     (h) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

     (i) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from any Primary Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Primary Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

     (j) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Debenture and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Debenture in accordance with its terms and this Agreement and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, in each case, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

     (k) Purchase of Hackett. On November 7, 2007, the Company completed the purchase of Hackett, and in connection with such purchase, guarantied and assumed Hackett's obligations under the Loans. The Loans are also guaranties by WiseBuys Stores, Inc.

     (l) The Company represents and warrants that the Loans are enforceable against the Company and that the Company presently has no claims or defenses of any nature whatsoever with respect to the Loans.

     (m)  As of the date hereof,  the total obligations of the Company under the
          Loans,   including  principal,   interest,   cost,  and  fees,  equals
          $2,249,073.08, as set forth in more detail on Schedule 5(m).

     (n) The Credit and Security Agreement by and among Hackett, WiseBuyers Stores, Inc. and Wells Fargo Bank, N.A. (the "Credit Agreement") has been fully executed and the Borrower (as defined therein) has received or has access to receive Revolving Advances (as defined therein) under the Credit Agreement in an amount greater than or equal to $2,200,000. The Company is not in default under the Credit Agreement.

6. COVENANTS.

     (a) Reporting Status. With a view to making available to the Buyer the benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit the Buyer to sell securities of the Company to the public without registration, and as a material inducement to the Buyer's purchase of the Securities, the Company represents, warrants, and covenants to the following:

          (i) The Company's Common Stock is registered under Section 12(g) of the Exchange Act.

          (ii) The Company is not and for at least the last 12 months prior to the date hereof has not been a "shell company," as defined in paragraph (i)(1)(i) of Rule 144 or Rule 12b-2 of the Exchange Act.

          (iii) The Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all required reports under section 13 or 15(d) of the Exchange Act during the 12 months prior to the date hereof (or for such shorter period that the issuer was required to file such reports), other than Form 8-K reports;

          (iv) from the date hereof until all the Securities either have been sold by the Buyer, or may permanently be sold by the Buyer without any restrictions pursuant to Rule 144, (the "Registration Period") the Company shall file with the SEC in a timely manner all required reports under section 13 or 15(d) of the Exchange
               Act and such reports shall conform to the requirement of the Exchange Act and the SEC for filing thereunder;

          (v) The Company shall furnish to the Buyer so long as the Buyer owns Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Buyers to sell such securities pursuant to Rule 144 without registration; and

     (b) During the Registration Period the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

     (c) Reservation of Shares. On the date hereof, the Company shall reserve for issuance to the Buyers 800,000,000 shares for issuance upon conversions of the Debenture and exercise of the Warrants (collectively, the "Share Reserve"). The Company represents that it has sufficient authorized and unissued shares of Common Stock available to create the Share Reserve after considering all other commitments that may require the issuance of Common Stock. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of the Convertible Debentures and the full exercise of the Warrants. If at any time the Share Reserve is insufficient to effect the full conversion of the Convertible Debentures or the full exercise of the Warrants, the Company shall increase the Share Reserve accordingly. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall call and hold a special meeting of the shareholders within thirty (30) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

     (d) Listings or Quotation. The Company's Common Stock shall be listed or quoted for trading on any of (a) the American Stock Exchange, (b) New York Stock Exchange, (c) the Nasdaq Global Market, (d) the Nasdaq Capital Market, or (e) the Nasdaq OTC Bulletin Board ("OTCBB") (each, a "Primary Market"). The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents.

     (e) Fees. Each of the Company and the Buyer shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents.

     (f)  Corporate  Existence.  So long as any obligations  remain  outstanding under the Debenture, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, an "Organizational Change") unless, prior to the consummation an Organizational Change, the Company obtains the written consent of each Buyer. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 6(f) will thereafter be applicable to the Debenture.

     (g) Transfer Agent. The Company covenants and agrees that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

     (h) Restriction on Issuance of the Capital Stock. So long as the Debenture remains outstanding, the Company shall not, without the prior written consent of the Buyer, (i) issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue any preferred stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price determined immediately prior to its issuance, or (iii) file any registration statements on Form S-8 valued at more than $500,000 in the aggregate.

     (i) Neither the Buyer nor any of its affiliates have an open short position in the Common Stock of the Company, and the Buyer agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock as long as any Convertible Debentures shall remain outstanding.

     (j) Disclosure of Transaction. Within two business days following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching the material Transaction Documents as exhibits to such filing.

     (k) Acknowledgement of Obligations. The Company hereby acknowledges, confirms and agrees that the obligations of the Company to the Buyer under the Amended Debentures, the Loans, and immediately after the exchange of the Loans for the Debenture as contemplated hereunder, under the Debenture, are unconditionally owing by the Company to YA Global, without offset, defense or counterclaim of any kind, nature or description whatsoever.

     (l) Acknowledgement of Security Interests. The Company hereby acknowledges, confirms and agrees that YA Global has and shall continue to have valid, enforceable and perfected liens upon and security interests in the collateral heretofore granted to YA Global pursuant to the security agreements entered into in connection with the Loans, the Debenture, the Amended Debentures, or otherwise granted to or held by YA Global. Such liens shall be subject to the Subordination Agreement between YA Global and Wells Fargo Bank N.A. dated on or about the date hereof.

     (m) Binding Effect of Documents. The Company hereto acknowledges, confirms and agrees that: (a) each of the documents and agreements entered into in connection with the Loans, the Debenture, and the Amended Debenture to which it is a party has been duly executed and delivered to YA Global by the Company, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of the Company contained in such documents and in this Agreement constitute the legal, valid and binding obligations of the Company, enforceable against each in accordance with their respective terms, and the Company has no valid defense to the enforcement of such obligations, and (c) YA Global is and shall be entitled to the rights, remedies and benefits provided for in such documents and applicable law, without setoff, defense or counterclaim of any kind, nature or descriptions whatsoever.

     (n) The Company and Hackett authorizes the Buyer to file mortgage assignments and UCC assignments in all jurisdictions as may be necessary to perfect the assignment to the Buyer of any mortgage and UCC-1 financing statements filed in the name of Hackett as debtor, which are in favor of the Bank as secured party, in relation to the security assigned in accordance with the Assignment Agreement.

     (o) The Company represents that it has formed an entity named Seaway Real Estate Holdco, which is a wholly owned subsidiary of the Company. The Company agrees that it shall not transfer any assets (whether personal property, real property, or otherwise) into Seaway Real Estate Holdco without the written consent of YA Global.

     (p) Within 30 days of the date hereof, the Company shall change its transfer agent to one acceptable to YA Global.

7. TRANSFER AGENT INSTRUCTIONS.

     (a) The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent, and any subsequent transfer agent, irrevocably appointing David Gonzalez, Esq. as the Company's agent for purpose instructing its transfer agent to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares issued upon conversion of the Debenture or exercise of the Warrants as specified from time to time by each Buyer to the Company upon conversion of the Debenture or exercise of the Warrants. The Company shall not change its transfer agent without the express written consent of the Buyers, which may be withheld by the Buyers in their sole discretion. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this
          Section 7 will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 4(f), the Company shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment and, with respect to any transfer, shall permit the transfer. In the event that such sale, assignment or transfer involves Conversion Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the Company shall instruct the transfer agent to issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. Nothing in this Section 7 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 7 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 7, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

8. CLOSING DATE; DELIVERIES. The transactions contemplated hereby shall occur at the offices of Yorkville Advisors, LLC, 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer(s)) simultaneously with the execution of this Agreement by the Parties (or such other date as is mutually agreed to by the Company and the Buyer, the "Closing Date"). On the Closing Date, prior to or contemporaneously with the execution and delivery of this Agreement:

     (a)  the Buyer shall deliver the Loans to the Company;

     (b)  the Company shall issue the Debenture and the Warrants to the Buyer;

     (c) the Company shall deliver executed Amendment to the Buyer, thereby amending the Amended Debentures;

     (d) the Company, the Buyer and the Investment Manager shall execute and deliver the Escrow Agreement;

     (e)  the Company shall deposit the Monitoring Fee into the Escrow Account;

     (f) the Company shall wire the Structuring and Due Diligence Fee to the Investment Manger in readily available funds and in accordance with the wire instructions provided by the Investment Manager; and

     (g) the Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent.

9. GOVERNING LAW: MISCELLANEOUS.

     (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

     (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

     (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     (f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:                   Seaway Valley Capital Corporation
                                         10-18 Park Street, 2nd Floor
                                         Gouverneur, NY 13642
                                         Attention: Chief Executive Officer
                                         Telephone:        (315) 287-1122
                                         Facsimile:        (315) 287-7529

With a copy to:                          Law Office of William M. Aul
                                         7676 Hazard Center Drive, Suite 500
                                         San Diego, CA 92108
                                         Attention:  William M. Aul
                                         Telephone:        619-497-2555
                                         Facsimile:        619-542-0555


If to the Buyer, to:                     YA Global Investments, L.P.
                                         101 Hudson Street, Suite 3700
                                         Jersey City, NJ 07302
                                         Attention:        Mark Angelo
                                         Telephone:        (201) 985-8300
                                         Facsimile:        (201) 985-8266

With a copy to:                          Troy Rillo
                                         101 Hudson Street, Suite 3700
                                         Jersey City, NJ 07302
                                         Telephone:        (201) 985-8300
                                         Facsimile:        (201) 985-8266




     If to the Buyer, to its address and facsimile number on Schedule I, with copies to the Buyer's counsel as set forth on Schedule I. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

     (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

     (h)  No Third Party  Beneficiaries.  This  Agreement  is  intended  for the
          benefit  of  the  parties  hereto  and  their   respective   permitted
          successors and assigns, and is not for the benefit of, nor may any

     (i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


                    [REMAINDER PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Restructure Agreement to be duly executed as of the date first written above.


                                     COMPANY:
                                     SEAWAY VALLEY CAPITAL CORPORATION

                                     By:
                                     Name:    Thomas W. Scozzafava
                                     Title:   Chief Executive Officer

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Restructure Agreement to be duly executed as of the date first written above.


                                       BUYERS:
                                       YA GLOBAL INVESTMENTS, L.P.

                                       By:      Yorkville Advisors, LLC
                                       Its:     Investment Manager


                                       By:      ____________________________
                                       Name:    Mark Angelo
                                       Its:     Portfolio Manager

Agreed and Acknowledged:

Patrick Hackett Hardware Company

By:      _____________________________
Name:
Title

Seaway Valley Capital Corporation

By:      _____________________________
Name:
Title


-------------------------------
Patrick Hackett, Jr.


-------------------------------
Juliann Cliff




Date:  February ___, 2008

LIST OF EXHIBITS:

Disclosure Schedule

Exhibit A - Form Debenture

Exhibit B - Form Warrant

Exhibit C - Form of Amendment for Amended Debentures

Schedule 5(m) - Obligations under the Loans

                               DISCLOSURE SCHEDULE

Schedule 5(n)

Loan No. 0283686-9001
Principal Balance                                    $    105,610.83
Interest through 3/4/08                              $        593.41
Total for Payoff                                     $    106,204.24

Loan No. 0283686-9003
Principal Balance                                    $    350,006.54
Interest through 3/4/08                              $      1,224.29
Total for Payoff                                     $    351,230.83

Loan No. 0283696-0101
Principal Balance                                    $    925,000.00
Interest through 3/4/08                              $      4,541.49
Total for Payoff                                     $    929,541.49

Loan No. 0283686-9004
Principal Balance                                    $    104,166.76
Interest through 3/4/08                              $        547.75
Total for Payoff                                     $    104,714.51

Loan No. 0283686-9005
Principal Balance                                    $    749,995.00
Interest through 3/4/08                              $      3,887.01
Total for Payoff                                     $    753,882.01

Subtotal                                             $  2,245,573.08

Atty and Document Fee                                $      2,750.00
Document Fee                                         $        750.00

TOTAL from YA Global Investments, L.P.               $  2,249,073.08